                                VOTING AGREEMENT




          AGREEMENT, dated as of January 23, 1996 among Farnell Electronics PLC, a public limited company formed under the laws of England ("Farnell"), and the holders (the "Shareholders") of the shares of capital stock (the "Shares") of Premier Industrial Corporation, an Ohio corporation (the "Company"), listed on the signature pages hereof.

          WHEREAS, in order to induce Farnell to enter into an Agreement and Plan of Merger (the "Merger Agreement") with the Company, Farnell has requested the Shareholders, and the Shareholders have agreed, to enter into this Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                       VOTING AGREEMENT AND GRANT OF PROXY

          SECTION 1.01. VOTING AGREEMENT. (a) At any meeting of the shareholders of the Company, however called, and at every adjournment thereof, or in connection with any written consent of the shareholders of the Company, each Shareholder will cause all Shares held by such Shareholder as set forth on
Schedule I hereto and any additional Shares acquired by such Shareholder (whether by purchase or otherwise) after the date of this Agreement (collectively, the "Shareholder Shares") to be voted (i) during the term of the Merger Agreement, (x) in favor of the Merger (as defined in the Merger Agreement) and the approval and adoption of the Merger Agreement and any actions required in furtherance thereof and (y) against any action or agreement that would result in a breach in any material respect of any provision of the Merger Agreement or that is inconsistent with or that is reasonably likely to impede, interfere with, delay, postpone or attempt to discourage the Merger and (ii) during the term of this Agreement, against (1) any Acquisition Proposal (as defined in the Merger Agreement), (2) any extraordinary corporate transaction, such as a merger, reorganization or liquidation involving the Company or any of its subsidiaries; (3) any sale or transfer of a material amount of assets of the Company or its subsidiaries taken as a whole; (4) any change in the management or board of directors of the Company, except as otherwise agreed to in writing by Farnell other than the removal of a member of management or a director for cause; (5) any material change in the present capitalization or dividend policy of the Company; or (6) any other material change in the Company's corporate structure or business. The Shareholders shall not enter into any agreement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of the Shareholder Shares of such Shareholder in any manner inconsistent with this Agreement.

          (b) Each Shareholder agrees that during the term of this Agreement, such Shareholder (i) shall attend or otherwise participate in all duly called shareholder meetings and any adjournments thereof and in all actions by written consent of shareholders, (ii) shall not, without the prior written consent of Farnell, vote any Shareholder Shares of such Shareholder in favor of any Acquisition Proposal and (iii) shall otherwise vote such Shareholder Shares, and use its best efforts in its capacity as shareholder of the Company, to prevent the consummation of any Acquisition Proposal.

          (c) Farnell agrees that the covenants of each Shareholder under this Agreement relate only to each Shareholder in its capacity as a shareholder and not to any other capacity in which such person may be acting.

          SECTION 1.02. IRREVOCABLE PROXY. (a) In the event that any Shareholder shall breach its covenant set forth in Section 1.01, such Shareholder (without any further action on such Shareholder's part) shall be deemed to have irrevocably appointed Farnell as the attorney and proxy of such Shareholder pursuant to the provisions of section 1701.48 of the Ohio General Corporation Law, with full power of substitution, to vote, and otherwise act (by written consent or otherwise) with respect to the Shareholder Shares of such Shareholder, at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, to vote such shares as set forth in Section 1.01; PROVIDED that in any such vote or other action pursuant to such proxy, Farnell shall not have the right (and such proxy shall not confer the right) to vote to reduce the Merger Consideration (as defined in the Merger Agreement) or to otherwise modify or amend the Merger Agreement to reduce the rights or benefits of the Company or any shareholders of the Company (including the Shareholders) under the Merger Agreement or to reduce the obligations of Farnell thereunder. This proxy and power of attorney is irrevocable and coupled with an interest. Each Shareholder hereby revokes, effective upon the execution and delivery of the Merger Agreement by the parties thereto, all other proxies and powers of attorney with respect to the Shareholder Shares that Shareholder may have heretofore appointed or granted, and no subsequent proxy or power of attorney (except in furtherance of Shareholder's obligations under Section 1.01 hereof) shall be given or written consent executed (and if given or executed, shall not be effective) by Shareholder with respect thereto so long as this Agreement remains in effect. Each Shareholder shall forward to Farnell any proxy cards that such Shareholder receives in respect of its Shareholder Shares.

          (b) None of the Shareholders shall, directly or indirectly, except as contemplated by this Agreement, grant any proxies or powers of attorney with respect to matters set forth in Section 1.01, deposit any of the Shareholder Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Shareholder Shares, in each case with respect to such matters.

          SECTION 1.03. DISSENTERS' RIGHTS. None of the Shareholders shall give demand pursuant to Section 1701.85 of the Ohio General Corporation Law for appraisal of any Shares of the Company.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                               OF THE SHAREHOLDERS

          Each Shareholder represents and warrants with respect to itself only to Farnell that:

          SECTION 2.01. VALID TITLE. The Shareholder is the record owner of the Shareholder Shares with full power to vote and dispose (other than any restrictions on disposition which do not limit the Shareholder's ability to comply with or perform its obligations under this Agreement) of such Shares and there are no restrictions (other than any restrictions on disposition which do not limit the Shareholder's ability to comply with or perform its obligations under this Agreement) on the Shareholder's voting rights or rights of disposition pertaining thereto. None of the Shareholder Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shareholder Shares.

          SECTION 2.02. NON-CONTRAVENTION. The execution, delivery and performance by the Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not contravene or constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Shareholder under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding on the Shareholder.

          SECTION 2.03. BINDING EFFECT. This Agreement is the valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally or by general equitable principles. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform this Agreement and has obtained any necessary consents in connection with execution of this Agreement.

          SECTION 2.04. AUTHORIZATION. The execution, delivery and performance by the Shareholder of this Agreement and the consummation by the Shareholder of the transactions contemplated hereby are within the Shareholder's powers and have been duly authorized by all necessary actions, if any, including all necessary actions by the trustees of a Shareholder, if the Shareholder is a trust.

          SECTION 2.05. FINDER'S FEES. No investment banker, broker or finder is entitled to a commission or fee from Farnell or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Shareholder.

          SECTION 2.06. BOARD APPROVAL. None of (i) the provisions of Section 1701.831 of the Ohio General Corporation Law ("OGCL") or (ii) the provisions of Chapter 1704 of the Ohio Revised Code in any way restricts or prohibits the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE III

                               REPRESENTATIONS AND
                              WARRANTIES OF FARNELL

             Farnell represents and warrants to each Shareholder:

          SECTION 3.01. CORPORATE POWER AND AUTHORITY. Subject to any required approval of Farnell's shareholders, Farnell has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Farnell of this Agreement and the consummation by Farnell of the transactions contemplated hereby have been duly authorized by the board of directors of Farnell and, subject to any required approval of Farnell's shareholders, no other corporate action on the part of Farnell is necessary to authorize the execution, delivery or performance by Farnell of this Agreement and the consummation by Farnell of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Farnell and is a valid and binding Agreement of Farnell, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally or by general equitable principles.


                                   ARTICLE IV

                          COVENANTS OF THE SHAREHOLDERS

          Each Shareholder hereby covenants and agrees that:

          SECTION 4.01. NO PROXIES FOR OR ENCUMBRANCES ON SHAREHOLDER SHARES. Except pursuant to the provisions of this Agreement, during the term of this Agreement, the Shareholder shall not, without the prior written consent of Farnell, directly or indirectly, and whether or not the Merger Agreement is in full force and effect, (a) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shareholder Shares or (b) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, the direct or indirect sale, assignment, transfer, encumbrance or other disposition of (each a "Transfer"), any Shareholder Shares, including any Transfer to the Company. The Shareholder shall not seek or solicit any such sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement, assignment or understanding and agrees to notify Farnell promptly and to provide all details requested by Farnell if the Shareholder shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.

          SECTION 4.02. NO SOLICITATION. The Shareholder shall not, during the term of this Agreement, directly or indirectly and whether or not the Merger Agreement is in full force and effect, (a) solicit, initiate or encourage (or authorize any person to solicit, initiate or encourage) any inquiry, proposal or offer from any person to acquire any material part of the business, property or capital stock of the Company or any direct or indirect subsidiary thereof, or any acquisition of a substantial equity interest in, or a substantial amount of the assets of, the Company or any direct or indirect subsidiary thereof, whether by merger, purchase of assets, tender offer or other transaction or (b) subject to the fiduciary duty of the Shareholder as a director of the Company or as a trustee of any trust which is a Shareholder under applicable law as advised by counsel, participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with any effort or attempt by any other person to do or seek any of the foregoing. The Shareholder shall promptly advise Farnell of the terms of any communications it may receive relating to any of the foregoing.

          SECTION 4.03. EFFORTS. Each Shareholder shall assist and cooperate with Farnell in doing all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and any of the transactions contemplated by this Agreement, including (a) using reasonable best efforts to defend any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger or any of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed, (b) using best efforts to cause the execution and delivery of any additional instruments necessary to consummate the Merger and any of the transactions contemplated by this Agreement, including the agreements or certificates referred to in Section
5.7 (provided that each Shareholder shall only be required to use its reasonable best efforts to obtain such agreements and certificates from persons who are not affiliates of such Shareholder) of the Merger Agreement, and to fully carry out the purposes of this Agreement, (c) using reasonable best efforts to take all actions necessary so that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger or any of the transactions contemplated by this Agreement, and (d) if any state takeover statute or similar statute or regulation becomes applicable to the Merger, this Agreement or any other transaction contemplated by this Agreement, using reasonable best efforts to take (to the extent permitted by applicable law in the case of the obligations of any trustee) all action necessary so that the Merger and the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by the Merger Agreement and this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger and this Agreement and the transactions contemplated by this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

          SECTION 5.01. EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

          SECTION 5.02. ADDITIONAL AGREEMENTS. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement, and to use reasonable best efforts to obtain all necessary waivers, consents and approvals and effect all necessary registrations and filings, including, but not limited to, filings under the HSR Act, responses to requests for additional information related to such filings, and submission of information requested by governmental authorities, and to rectify any event or circumstances which could impede consummation of the transactions contemplated hereby.

          SECTION 5.03. SPECIFIC PERFORMANCE. The parties hereto agree that Farnell would be irreparably damaged if for any reason the Shareholders failed to perform any of their obligations under this Agreement, and that Farnell would not have an adequate remedy at law for money damages in such event.
Accordingly, Farnell shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by the Shareholders. This provision is without prejudice to any other rights that Farnell may have against the Shareholders for any failure to perform their obligations under this Agreement.

          SECTION 5.04. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

          SECTION 5.05. AMENDMENTS; TERMINATION. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. This Agreement and the obligations of Shareholders hereunder shall terminate 15 months from the date of this Agreement except that this Agreement shall terminate at such earlier date as the Merger Agreement terminates if such termination of the Merger Agreement occurs other than as a result of events referred to in Section 10.4(b)(i), (ii) or (v) of the Merger Agreement.

          SECTION 5.06. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Farnell may assign its rights and obligations to any affiliate of Farnell.

          SECTION 5.07. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws rules of such state.

          SECTION 5.08. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

          SECTION 5.09. CERTAIN EVENTS. Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to its Shareholder Shares and shall be binding upon any person to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise.

          SECTION 5.10. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          SECTION 5.11. JURISDICTION. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any obligation to venue laid therein. Process in any such action or proceeding may be served on any party anywhere in the world, whether within or without the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              Farnell Electronics PLC
                              Farnell House
                              Sandbeck Way, Wetherby
                              West Yorkshire  LS22 4DH
                              England

                              By:_______________________
                              Name:
                              Title:





                              __________________________
                              Name:  Jack N. Mandel
                              Address: c/o Parkwood Corporation
                                       P.O. Box 6609
                                       4500 Euclid Avenue
                                       Cleveland, Ohio  44101



                              __________________________
                              Name:  Joseph C. Mandel
                              Address: c/o Parkwood Corporation
                                       P.O. Box 6609
                                       4500 Euclid Avenue
                                       Cleveland, Ohio  44101



                              __________________________
                              Name:  Morton L. Mandel
                              Address: c/o Parkwood Corporation
                                       P.O. Box 6609
                                       4500 Euclid Avenue
                                       Cleveland, Ohio  44101

                              Jack N. Mandel Revocable Trust
                                   c/o Parkwood Corporation
                                   P.O. Box 6609
                                   4500 Euclid Avenue
                                   Cleveland, Ohio  44101



                              By:_______________________
                              Name:   Joseph C. Mandel
                              Title:  Trustee



                              By:_______________________
                              Name:   Morton L. Mandel
                              Title:  Trustee



                              Joseph C. Mandel Revocable Trust
                                   c/o Parkwood Corporation
                                   P.O. Box 6609
                                   4500 Euclid Avenue
                                   Cleveland, Ohio  44101



                              By:_______________________
                              Name:   Jack N. Mandel
                              Title:  Trustee



                              By:_______________________
                              Name:   Morton L. Mandel
                              Title:  Trustee

                              Morton L. Mandel Revocable Trust
                                   c/o Parkwood Corporation
                                   P.O. Box 6609
                                   4500 Euclid Avenue
                                   Cleveland, Ohio  44101



                              By:_______________________
                              Name:   Jack N. Mandel
                              Title:  Trustee



                              By:_______________________
                              Name:   Joseph C. Mandel
                              Title:  Trustee



                              Florence Mandel Revocable Trust
                                   c/o Parkwood Corporation
                                   P.O. Box 6609
                                   4500 Euclid Avenue
                                   Cleveland, Ohio  44101



                              By:_______________________
                              Name:   Joseph C. Mandel
                              Title:  Trustee



                              Barbara A. Mandel Revocable Trust
                                   c/o Parkwood Corporation
                                   P.O. Box 6609
                                   4500 Euclid Avenue
                                   Cleveland, Ohio  44101



                              By:_______________________
                              Name:   Morton L. Mandel
                              Title:  Trustee

                              The Jack and Lilyan Mandel
                               Foundation
                                   c/o Parkwood Corporation
                                   P.O. Box 6609
                                   4500 Euclid Avenue
                                   Cleveland, Ohio  44101



                              By:_______________________
                              Name:   Jack N. Mandel
                              Title:  President



                              The Joseph and Florence Mandel
                                 Foundation
                                   c/o Parkwood Corporation
                                   P.O. Box 6609
                                   4500 Euclid Avenue
                                   Cleveland, Ohio  44101



                              By:_______________________
                              Name:   Joseph C. Mandel
                              Title:  President



                              Morton and Barbara Mandel Family
                                Foundation
                                   c/o Parkwood Corporation
                                   P.O. Box 6609
                                   4500 Euclid Avenue
                                   Cleveland, Ohio  44101



                              By:_______________________
                              Name:   Morton L. Mandel
                              Title:  President

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                                                                      SCHEDULE I
                                                                Voting Agreement


                          Shareholder                                 Shares
                          -----------                                 ------

Jack N. Mandel                                                          44,766

Joseph C. Mandel                                                        84,000

Morton L. Mandel                                                        39,000

Jack N. Mandel Revocable Trust created by the Jack N. Mandel        11,114,270
Revocable Trust Agreement, originally dated August 27, 1976, as amended

Joseph C. Mandel Revocable Trust created by the Joseph C.            8,370,719
Mandel Revocable Trust Agreement, originally dated
September 27, 1976, as amended

Morton L. Mandel Revocable Trust created by the                     11,599,754
Morton L. Mandel Revocable Trust Agreement, originally dated September 14, 1977, as amended

Florence Mandel Revocable Trust created by the                       3,998,495
Florence Mandel Revocable Trust Agreement, originally dated August 17, 1978, as amended

Barbara A. Mandel Revocable Trust created by the                        64,642
Barbara A. Mandel Revocable Trust Agreement, originally dated December 16, 1977, as amended

The Jack N. and Lilyan Mandel Foundation,                            4,880,479
including The Lilyan Mandel Fund of the Jack
N. and Lilyan Mandel Foundation

The Joseph and Florence Mandel Foundation                            1,856,420

Morton and Barbara Mandel Family Foundation                          2,422,541